Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Randal McDonald, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Saratoga Resources, Inc. on Form 10-Q for the period ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Saratoga Resources, Inc.

By:	/s/ Randal McDonald
Name:	Randal McDonald
Title:	Vice President – Finance and Accounting (Principal Accounting and Financial Officer)
Dated:	May 20,2015